                                                                    Exhibit 99.1

For Immediate Release

Contact:   Michelle Mahue
           Vice President of Investor Relations
           Developers Diversified Realty
           Ph: 216.755.5500
           Email:  mmahue@ddr.com

  DEVELOPERS DIVERSIFIED ANNOUNCES $2.3 BILLION ACQUISITION OF SHOPPING CENTER
               PORTFOLIO FROM BENDERSON DEVELOPMENT COMPANY, INC.

COMPANY INCREASES EARNINGS GUIDANCE AND ANNOUNCES COMMON SHARE DIVIDEND INCREASE
            BEGINNING WITH THE COMPANY'S THIRD QUARTER 2004 DIVIDEND

Cleveland, OH - March 31, 2004 -- Developers Diversified Realty (NYSE: DDR) announced today it has entered into a binding agreement to purchase 110 retail real estate assets, totaling 18.8 million square feet from Benderson Development Company, Inc. ("Benderson"), the largest private developer, owner and operator of high-quality market dominant community centers in North America. The transaction has a total value of approximately $2.3 billion, which represents an 8.0% cap rate on a pro-forma basis without the benefit of straight line rents. Benderson will retain a 2% minority interest in certain assets to be sold to Developers Diversified.

The transaction has been approved by Developers Diversified's Board of Directors and is expected to close during the second quarter of 2004. The Company expects this transaction to generate approximately $0.35 per share in additional Funds From Operation (FFO) on an annualized, pro forma, leverage neutral basis. Due to the partial year timing of the transaction, the Company is revising its 2004 year-end guidance to approximately $3.00 per share.

As a result of the additional income and related retained earnings, Developers Diversified will increase its common share dividend. The Company's Board of Directors has approved a quarterly dividend increase of $0.05 per common share (or 10.9%) to $0.51 per share, commencing with its third quarter dividend, which is scheduled to be paid in October 2004.

Developers Diversified intends to fund the acquisition through a combination of assumed debt, new debt financing, asset sales and equity from both public and private sources, potentially including Macquarie DDR Trust ("MDT"), the Company's Australian Listed Property Trust joint venture. The Company is in discussions with the manager of MDT regarding its potential participation in the transaction.

The Benderson portfolio includes locations in eleven states with over 80% of the gross leasable area (GLA) in New York and New Jersey. Developers Diversified currently owns less than 100,000 square feet in New York and approximately 2.7 million square feet in New Jersey. The portfolio is approximately 94% leased and its largest tenants, based on revenues, include Tops Market (Ahold USA), Wal*Mart/Sam's Club, Home Depot, Dick's Sporting Goods.

Upon completion of the transaction, Developers Diversified will own or manage over 470 operating and development retail properties in 44 states comprising over 100 million square feet of space.

Scott Wolstein, Developers Diversified's Chairman and Chief Executive Officer, commented "We are gratified that the Benderson Development Company recognized Developers Diversified as the appropriate acquirer of its high-quality portfolio and, therefore, elected to pursue a negotiated transaction directly with Developers Diversified. The portfolio represents an asset class that is consistent with our current core portfolio and the properties are located in markets with strong and stable demographics. In addition, this acquisition continues to expand the relationships between Developers Diversified and its key retail tenants."

Randall Benderson, President of Benderson Development Company, Inc., echoed Mr. Wolstein's comments. "We are gratified to have been able to reach agreement on this significant retail transaction with Developers Diversified, whom we regard as the nation's finest operator of shopping centers. After the sale is complete, Benderson will retain a portfolio of over 23 million square feet of commercial space, which includes office buildings, industrial parks, residential communities, storage complexes, hotels, and retail shopping centers. In addition, the company is presently engaged in the development of approximately 8 million feet of new space."

Developers Diversified currently owns and manages over 360 retail operating and development properties in 44 states totaling in excess of 82 million square feet of real estate. The Company is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops and leases shopping centers. You can learn more about Developers Diversified on the internet at www.ddr.com.

Developers Diversified will conduct a conference call and an audio webcast on April 1, 2004 at 9 a.m. EST. To access the conference call, dial 1.888.413.7909 at least ten minutes prior to the scheduled start of the call. When prompted, provide the access code: 426393. The conference call will be recorded and available for replay beginning at 12 p.m., April 1, 2004 and will be available until 11:59 p.m., May 1, 2004. To access the conference call recording, please call 1.888.266.2081 and use the access code: 426393. The conference call will be webcast by CCBN, www.ccbn.com, and can be accessed via the DDR web site, www.ddr.com.

Management believes that Funds From Operations ("FFO") provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. DDR's reconciliation of net income available to common shareholders to FFO is described and reconciled in the Company's Form 10-K for the year ended December 31, 2003.

Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant. For more details on the risk factors, please refer to the Company's Form on 10-K as of December 31, 2003.

                           KEY TRANSACTION INFORMATION

                                                      Developers
                                                      Diversified           Benderson Development        Combined Portfolio
                                                      -----------           ---------------------        ------------------
Total Market Cap(Bn) (1)                                 $6.1                        $2.3                       $8.4

Number of Retail Operating & Development                  364                        110                         474
Properties

GLA (MSF)                                                82.7                        18.8                       101.5

Avg. Base Rents  - Inline Tenants/Overall            $15.55/$10.82               $12.99/$9.83               $14.91/$10.56
Portfolio

Number of States                                          44                          11                         44

Top Six States                                           Ohio                      New York                   New York
(Based on Owned GLA)                                    Georgia                   New Jersey                    Ohio
                                                        Florida                    Florida                     Georgia
                                                         Texas                       Ohio                      Florida
                                                       Michigan                 North Carolina                  Texas
                                                      California                   Kentucky                  New Jersey
Top Six Tenants (Based on Owned & Unowned
GLA)                                                Wal*Mart/Sam's             Tops (Ahold USA)            Wal*Mart/Sam's
                                                Lowe's Home Improvement         Wal*Mart/Sam's                 Target
                                                        Target                    Home Depot           Lowe's Home Improvement
                                                      Home Depot            B.J.'s Wholesale Club            Home Depot
                                                        Kohl's                      Target                Tops (Ahold USA)
                                                  T.J. Maxx/Marshalls      Lowe's Home Improvement             Kohl's


Top Six Tenants (Based on Base Rents)               Wal*Mart / Sam's            Tops (Ahold USA)           Wal*Mart / Sam's
                                                Lowe's Home Improvement         Wal*Mart/Sam's            Tops (Ahold USA)
                                                        Kohl's              B.J.'s Wholesale Club        T.J. Maxx/Marshalls
                                                  T.J. Maxx/Marshalls             Home Depot                  PETsMART
                                                       PETsMART             Dick's Sporting Goods      Lowe's Home Improvement
                                                   Bed Bath & Beyond             Regal Cinema                  Kohl's




(1) Market capitalization is calculated as common shares and OP Units outstanding multiplied by the closing price of the common shares on the New York Stock Exchange at March 30, 2004 of $40.04, plus preferred shares at liquidation value, consolidated debt and the Company's proportionate share of joint venture debt.

                 BENDERSON DEVELOPMENT ACQUISITION PORTFOLIO (1)

                                                                   TOTAL
                                                                   OWNED
                PROJECT                    CITY          ST         GLA                         ANCHOR TENANTS
                -------                    ----          --        -----                        --------------
 1       ARLINGTON ROAD PLAZA          JACKSONVILLE      FL       182,098                          Food Lion

 2          HIGHLANDS PLAZA              LAKELAND        FL       102,572                         Winn Dixie

 3     THE VILLAGE SHOPPING CTR.       ORANGE PARK       FL        73,081                     Bealls Dept. Stores

 4           HORIZON PARK                 TAMPA          FL       214,484     Babies `R' Us, Staples, Pearl Artist Craft & Supply

 5     HOME DEPOT - ORLAND PARK        ORLAND PARK       IL       149,498                         Home Depot

 6      TURFWAY SHOPPING CENTER          FLORENCE        KY       133,985                   Office Depot, Big Lots

 7       EASTWOOD SHOPPING CT           FRANKFORT        KY       155,226                Save-A-Lot Food Store, Sears

 8         OUTER LOOP PLAZA             LOUISVILLE       KY       120,477              Value Discount, Family Recreation

 9       ALPINE AVE. - WALKER             WALKER         MI        93,877                        Circuit City

 10    MOORESVILLE CONSUMER SQ.        MOORESVILLE       NC       447,946            Wal*Mart Supercenter, Amstar Theater

 11      UNION TOWN CENTER PH1         UNION COUNTY      NC       102,400                          Food Lion

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
 12    WRANGLEBORO CONSUMER SQ.        MAYS LANDING      NJ       839,446      Best Buy, Kohl's, Staples, Babies 'R' Us, Dick's
                                                                                 Sporting Goods, BJ's Wholesale Club, Seaman's
                                                                                Furniture, Linens `N Things, Michael's, Target,
                                                                                            PETsMART, Borders

 13        HAMILTON COMMONS            MAYS LANDING      NJ       398,137       Bed Bath & Beyond, Ross Dress For Less, Sports
                                                                               Authority, Marshalls, Circuit City, Regal Cinema

 14    MONMOUTH CONSUMER SQUARE      WEST LONG BRANCH    NJ       292,999   Sports Authority, Barnes & Noble, PETsMART, Home Depot

 15        TOPS - ALDEN, NY               ALDEN          NY        67,992                         Tops Market

 16    TOPS - ROBINSON RD. PLAZA         AMHERST         NY       145,192             Tops Market, Shanor Lighting Center

 17     TOPS - TRANSIT COMMONS           AMHERST         NY       112,427                         Tops Market

 18        UNIVERSITY PLAZA              AMHERST         NY       162,686                  Tops Market, A.J. Wright

 19  BARNES & NOBLE - TRANSIT RD.        AMHERST         NY        16,030                       Barnes & Noble

 20    BOULEVARD CONSUMER SQUARE         AMHERST         NY       708,442   Barnes & Noble, Babies 'R' Us, Target, A.C. Moore, Bed
                                                                            Bath & Beyond, Best Buy, Lowe's Home Improvement, Kmart

 21     BURLINGTON/JOANN PLAZA           AMHERST         NY       199,496               Burlington Coat, Jo-Ann Fabrics

 22       DICK'S - MAPLE RD.             AMHERST         NY        55,745                    Dick's Sporting Goods

 23          TOPS - ARCADE                ARCADE         NY        65,915                         Tops Market

 24        TOPS PLAZA - AVON               AVON          NY        63,288                         Tops Market

 25      TOPS PLAZA - BATAVIA            BATAVIA         NY        37,140                         Tops Market

 26         BJ'S - BATAVIA               BATAVIA         NY        95,846                     BJ's Wholesale Club

 27         BATAVIA COMMONS              BATAVIA         NY        49,431                      CVS, Dollar Tree

 28    BIG FLATS CONSUMER SQUARE        BIG FLATS        NY       641,264   Wal*Mart Supercenter, Sam's Club, Tops Market, Dick's
                                                                            Sporting Goods, Bed Bath & Beyond, Michael's, TJ Maxx,
                                                                                       Barnes & Noble, Old Navy, Staples

 29        DICK'S - MCKINLEY             BLASDELL        NY       128,944          Dick's Sporting Goods, Rosa's Home Store,

 30    DELAWARE CONSUMER SQUARE          BUFFALO         NY       241,253         Tops Market, A.J. Wright, OfficeMax, Target

 31      ELMWOOD REGAL CENTER            BUFFALO         NY       126,240                 Regal Cinema, Office Depot

 32        MARSHALL'S PLAZA              BUFFALO         NY        82,126                          Marshalls

 33          THRUWAY PLAZA             CHEEKTOWAGA       NY       441,776    Wal*Mart, Tops Market, JGM Entertainment, M & T Bank,
                                                                                             Value City Furniture

 34        TOPS UNION-URBAN            CHEEKTOWAGA       NY       151,357                         Tops Market

 35     BORDERS BOOKS - WALDEN         CHEEKTOWAGA       NY        26,500                        Borders Books

 36     DICK'S PLAZA-UNION ROAD        CHEEKTOWAGA       NY       170,264              Dick's Sporting Goods, Applebee's

 37     WALDEN CONSUMER SQUARE         CHEEKTOWAGA       NY       255,964     Office Depot, Linens `N Things, Michael's, Target,
                                                                                                   PETsMART

 38          WALDEN PLACE              CHEEKTOWAGA       NY        68,002                         Media Play

 39       KMART PLAZA - CHILI             CHILI          NY       116,868                            Kmart

 40         EASTGATE PLAZA               CLARENCE        NY       527,219      BJ's Wholesale Club, Wal*Mart Supercenter, Dick's
                                                                             Sporting Goods, Linens `N Things, Michael's, PETsMART

 41   JO-ANN PLAZA - TRANSIT RD.         CLARENCE        NY        92,720     Home Depot, Toys `R' Us, OfficeMax, Jo-Ann Fabrics,
                                                                                                   Big Lots

 42      TOPS PLAZA - CORTLAND           CORTLAND        NY       134,223                    Tops Market, Staples

 43        TOPS - DANSVILLE             DANSVILLE        NY        74,600                         Tops Market

 44         TOPS D&L PLAZA                DEPEW          NY       148,245                    Tops Market, Big Lots

 45         DEWITT COMMONS                DEWITT         NY       320,669   Toys `R' Us, Marshalls, Bed Bath & Beyond, A.C. Moore,
                                                                                         Syracuse Orthopedic, PETsMART

 46   MICHAEL'S/ CHUCK E CHEESE'S         DEWITT         NY        49,713                          Michael's

 47       TOPS PLAZA - ELMIRA             ELMIRA         NY        98,300                         Tops Market

 48         WESTGATE PLAZA                GATES          NY       332,809                Staples, Wal*Mart Supercenter

 49      JO-ANN STORES-GREECE             GREECE         NY        75,916                  Jo-Ann Fabrics, PETsMART

 50     TOPS - SOUTH PARK PLAZA          HAMBURG         NY        84,000                         Tops Market

 51      BJ'S PLAZA - HAMBURG            HAMBURG         NY       175,965         Toys `R' Us, BJ's Wholesale Club, OfficeMax

 52     HAMBURG VILLAGE SQUARE           HAMBURG         NY        92,934           Tuesday Morning, Dollar Tree, Rite Aid

 53      HOME DEPOT - HAMBURG            HAMBURG         NY       139,413                         Home Depot

 54    MCKINLEY/MILESTRIP PLAZA          HAMBURG         NY       106,774                  Old Navy, Jo-Ann Fabrics

 55       TOPS PLAZA - HAMLIN             HAMLIN         NY        60,488                         Tops Market

 56          HEN-JEF PLAZA              HENRIETTA        NY       159,517              City Mattress, Comp USA, PETsMART

 57       CULVER RIDGE PLAZA           IRONDEQUOIT       NY       226,608         Petco, The Avenue, Dress Barn, Regal Cinema

 58         RIDGEVIEW PLACE            IRONDEQUOIT       NY        65,229       Rochester General Hospital, Rochester Business
                                                                                          Institute, Us Marine Center

 59       TOPS PLAZA - ITHACA             ITHACA         NY       229,263     Wal*Mart, Wegman's Market, Lowe's Home Improvement,
                                                                               Tops Market, Michael's, Barnes & Noble, OfficeMax

 60         SOUTHSIDE PLAZA             JAMESTOWN        NY        59,940                       Quality Markets

 61        TOPS - JAMESTOWN             JAMESTOWN        NY        98,001                         Tops Market

 62     REGAL CINEMAS-LANCASTER         LANCASTER        NY       112,949                        Regal Cinema

 63       TOPS PLAZA - LEROY              LEROY          NY        62,747                         Tops Market

 64     WAL-MART/TOPS LOCKPORT           LOCKPORT        NY       296,582            Tops Market, Wal*Mart, Sears Hardware

 65          TOPS - MEDINA                MEDINA         NY        80,028                         Tops Market

 66       TOPS - PORTAGE RD.             N. FALLS        NY       116,903                         Tops Market

 67         MID-CITY PLAZA             N. TONAWANDA      NY       240,743                 Tops Market, Sears Hardware

 68       TOPS - KELLOGG RD.           NEW HARTFORD      NY       127,740                         Tops Market

 69    NEW HARTFORD CONSUMER SQ        NEW HARTFORD      NY       516,801     Wal*Mart Supercenter, Best Buy, TJ Maxx, Michael's,
                                                                              Staples, Bed Bath & Beyond, Barnes & Noble, Sports
                                                                                                    Authority

 70       HOME DEPOT PLAZA-NF         NIAGARA FALLS      NY       153,838                  Home Depot, Regal Cinema

 71           PINE PLAZA              NIAGARA FALLS      NY        82,980                          OfficeMax

 72         MOHAWK COMMONS              NISKAYUNA        NY       404,994    Target, Price Choppers, Marshalls, Bed Bath & Beyond,
                                                                               Lowe's Home Improvement, Barnes & Noble, PETsMART

 73         TOPS - NORWICH               NORWICH         NY        85,453                         Tops Market

 74      WAL-MART PLAZA-OLEAN             OLEAN          NY       363,601     Wal*Mart, Home Depot, BJ's Wholesale Club, Eastwynn
                                                                                                   Theatres

 75      TOPS PLAZA - ONTARIO            ONTARIO         NY        77,040                         Tops Market

 76        CROSSROADS CENTRE           ORCHARD PARK      NY       167,805      Lowe's Home Improvement, Tops Market, Stein Mart

 77    PLATTSBURGH CONSUMER SQ.        PLATTSBURGH       NY       491,506    Wal*Mart Supercenter, Sam's Club, TJ Maxx, PETsMART,
                                                                                              Michael's, Staples

 78         HENRIETTA PLAZA             ROCHESTER        NY       246,012     Tops Market, Big Lots, Office Depot, Guitar Center

 79         PANORAMA PLAZA              ROCHESTER        NY       278,241                Tops Market, Linens `N Things

 80        SPRINGVILLE PLAZA           SPRINGVILLE       NY       108,500                         Tops Market

 81         BEAR ROAD PLAZA              SYRACUSE        NY        59,483     Blockbuster Video, Dollar General, Harbor Freight &
                                                                                                     Tool

 82     TOPS PLAZA - TONAWANDA          TONAWANDA        NY        97,014                         Tops Market

 83     SHERIDAN/DELAWARE PLAZA         TONAWANDA        NY       188,200               Tops Market, Bon Ton Home Store

 84      TOPS/GANDER MT. PLAZA          TONAWANDA        NY       310,921   Tops Market, BJ's Wholesale Club, Gander Mountain, Big
                                                                                                     Lots

 85          DEL-TON PLAZA              TONAWANDA        NY        55,473                      Valu Home Centers

 86       OFFICE DEPOT PLAZA            TONAWANDA        NY       121,846                 Computer City, Office Depot

 87        TOPS - MOHAWK ST.              UTICA          NY       190,376                  Tops Market, A.J. Wright

 88          VICTOR SQUARE                VICTOR         NY        56,134    Thomasville Home Furnishing, Bassett Furniture, Floorz

 89          TOPS - WARSAW                WARSAW         NY        74,105                         Tops Market

 90    HOME DEPOT PLAZA-W. SEN.        WEST SENECA       NY       139,453                         Home Depot

 91       SENECA RIDGE PLAZA           WEST SENECA       NY        62,424                       Sears Hardware

 92      SHERIDAN/HARLEM PLAZA        WILLIAMSVILLE      NY        58,458                     CVS, Chuck E. Cheese

 93       WILLIAMSVILLE PLACE         WILLIAMSVILLE      NY        98,257                    Jos A. Bank, Damon's

 94      TOPS - ASHTABULA, OH           ASHTABULA        OH        57,874                         Tops Market

 95        CONSUMER SQ. WEST             COLUMBUS        OH       356,515                  OfficeMax, Target, Kroger

 96      KMART - ENGLEWOOD, OH          ENGLEWOOD        OH        84,180                            Kmart

 97    DICK'S SPORTING GOODS OH           TOLEDO         OH        80,160                    Dick's Sporting Goods

 98           TOPS - ERIE                  ERIE          PA        99,631                         Tops Market

 99         BJ'S - HANOVER               HANOVER         PA       112,230                     BJ's Wholesale Club

100      N. CHARLESTON CENTER         N. CHARLESTON      SC       235,501                          Big Lots

101         FAIRVIEW SQUARE             LYNCHBURG        VA        85,209                         Food Lion
      Total (1)                                                17,526,867

(1) Does not include a small number of assets to be identified prior to closing.